UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

STERLING INFRASTRUCTURE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0777

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, $0.01 par value per share	STRL	The NASDAQ Stock Market LLC
(Title of Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2026, on the recommendation of the Compensation & Talent Development Committee (the “Compensation Committee”) of its Board of Directors (the “Board”), the Board approved and Sterling Infrastructure, Inc. (the “Company”) entered into the first amendment to the Amended and Restated Executive Employment Agreement dated January 1, 2024 with Joseph A. Cutillo, the Company’s Chief Executive Officer (“CEO”), to extend the date of Mr. Cutillo’s employment with the Company from January 1, 2027 through December 31, 2027 in accordance with the terms of the agreement (the “First Amendment to the Amended and Restated Executive Employment Agreement”).

In connection with the execution of the First Amendment to the Amended and Restated Executive Employment Agreement, Mr. Cutillo was granted 40,000 restricted stock units (the “Special Grant”) which shall vest upon the earlier of the successful onboarding, as determined by the Board in its sole discretion, of Mr. Cutillo’s successor as CEO or his continued employment with the Company through December 31, 2027. The restricted stock units granted pursuant to the Special Grant will also vest upon a change of control of the Company or Mr. Cutillo’s termination of employment due to death or disability, by the Company without cause, or by Mr. Cutillo for good reason.

All other terms and conditions of the Amended and Restated Executive Employment Agreement remain unchanged.

The foregoing summaries of the First Amendment to the Amended and Restated Executive Employment Agreement and the Special Grant are not intended to be complete and are qualified in their entirety by reference to the full text of the agreements, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING INFRASTRUCTURE, INC.

Date:	May 21, 2026	By:	/s/ Mark D. Wolf
Mark D. Wolf
General Counsel and Corporate Secretary